UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2016

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 15, 2016, Evercore Partners Inc. (“Evercore”) held its 2016 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, Evercore’s stockholders approved the Amended and Restated 2016 Evercore Partners Inc. Stock Incentive Plan (the “2016 Plan”), which had previously been approved by the Board of Directors of Evercore subject to the approval of its stockholders.

The 2016 Plan does not contain any substantive differences from the Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan, other than the number of shares available, the limit on non-employee director compensation and certain updates to individual annual grant limits. The material features of the 2016 Plan are described in Evercore’s definitive proxy statement for the Annual Meeting filed on April 28, 2016 (the “Proxy Statement”), and the description of the plan included in the Proxy Statement is filed as Exhibit 99.1 hereto and incorporated by reference herein. This description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) As stated above, Evercore held its Annual Meeting on June 15, 2016.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	38,299,086
	Withheld	259,374
	Broker non-votes	2,721,312

Richard I. Beattie	For	38,396,114
	Withheld	162,346
	Broker non-votes	2,721,312

Francois de Saint Phalle	For	34,606,244
	Withheld	3,952,216
	Broker non-votes	2,721,312

Gail B. Harris	For	37,960,823
	Withheld	597,637
	Broker non-votes	2,721,312

Curt Hessler	For	37,762,982
	Withheld	795,478
	Broker non-votes	2,721,312

Robert B. Millard	For	37,421,840
	Withheld	1,136,620
	Broker non-votes	2,721,312

Willard J. Overlock, Jr.	For	37,765,333
	Withheld	793,127
	Broker non-votes	2,721,312

Ralph L. Schlosstein	For	38,400,963
	Withheld	157,497
	Broker non-votes	2,721,312

William J. Wheeler	For	38,060,788
	Withheld	497,672
	Broker non-votes	2,721,312

2. The 2016 Plan was approved based upon the following final tabulation of votes:

For	27,071,536
Against	11,475,823
Abstain	11,101
Broker non-votes	2,721,312

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2016 was ratified, based upon the following final tabulation of votes:

For	40,745,856
Against	528,180
Abstain	5,736
Broker non-votes	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2016 Evercore Partners Inc. Stock Incentive Plan (incorporated by reference from Annex B to Evercore’s definitive proxy statement filed on April 28, 2016).

99.1	Description of the Amended and Restated 2016 Evercore Partners Inc. Stock Incentive Plan (incorporated by reference from the section entitled “Proposal 2—Approval of the Amended and Restated 2016 Evercore Partners Inc. Stock Incentive Plan” in Evercore’s definitive proxy statement filed on April 28, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ Adam B. Frankel
Name:	Adam B. Frankel
Title:	General Counsel

Dated: June 17, 2016